                                IMRE CORPORATION
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1995

                       -----------------------------------


ASSETS                                              (AUDITED) 1995       ADJUSTMENTS          1995 PRO FORMA
------                                             ----------------     -------------        ----------------
Current assets:

   Cash and cash equivalents                         $  1,009,878       $ 12,103,080 (1)       $ 13,112,958
   Accounts receivable:
      Trade                                                23,850                                    23,850
      Other                                               533,989                                   533,989
   Inventories                                          1,148,506                                 1,148,506
   Prepaid expenses                                       143,755                                   143,755
                                                     ------------                              ------------
      Total current assets                              2,859,978                                14,963,058
                                                     ------------                              ------------

Property and equipment, net                             1,425,020                                 1,425,020
Convertible debenture issuance costs, net                 278,711           (140,000)(2)            138,711
                                                     ------------       ------------           ------------

      Total assets                                   $  4,563,709       $ 11,963,080           $ 16,526,789
                                                     ------------       ------------           ------------
                                                     ------------       ------------           ------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

Current liabilities:

   Accounts payable                                  $    892,501                              $    892,501
   Accrued compensation                                   456,939                                   456,939
   Accrued liabilities                                    672,488       $     90,000 (3)            762,488
   Senior convertible debentures                        1,500,000         (1,500,000)(4)
   Current portion of notes payable                        26,821                                    26,821
                                                     ------------       ------------           ------------
      Total current liabilities                         3,548,749         (1,410,000)             2,138,749
                                                     ------------       ------------           ------------
                                                     ------------       ------------           ------------

Convertible debentures                                  1,345,000                                 1,345,000
Notes payable, net of current portion                      25,972                                    25,972
Accrued compensation                                      168,750                                   168,750
                                                     ------------                              ------------
                                                        5,088,471                                 3,678,471
                                                     ------------                              ------------
Commitments and contingencies

Stockholders' equity (deficit):
   Common stock, $.02 par value; authorized
      35,000,000 shares; issued and outstanding,
      18,693,595 shares at December 31, 1995              373,872            191,214 (5)            565,086
   Additional paid-in capital                          43,143,000         13,181,866 (6)         56,324,866
                                                     ------------       ------------           ------------
                                                       43,516,872         13,373,080             56,889,952
   Accumulated deficit                                (44,041,634)                              (44,041,634)
                                                     ------------       ------------           ------------
                                                         (524,762)        13,373,080             12,848,318
                                                     ------------       ------------           ------------
      Total liabilities and stockholders'
         equity (deficit)                            $  4,563,709       $ 11,963,080           $ 16,526,789
                                                     ------------       ------------           ------------
                                                     ------------       ------------           ------------

(1) Represents 8,540,702 shares of Common Stock sold in January 1996 at $1.50 per share less $707,973 of placement agent fees.

(2) Represents placement agent fees and costs associated with issuing $1,500,000 principal of Senior Convertible Debentures as of December 31, 1995 which were charged to Additional Paid-in Capital upon the conversion of the Debentures on January 22, 1996 into 1,000,000 shares of Common Stock.

(3) Represents estimated legal and accounting fees and other costs of $120,000 associated with the January 1996 private placement of 8,540,702 shares of Common Stock at $1.50 per share, less $30,000 of December 1995 Senior Convertible Debenture private placement fees paid in 20,000 shares of Common Stock at $1.50 per share in January 1996.

(4) Represents the conversion of $1,500,000 principal of Senior Convertible Debentures on January 22, 1996 into 1,000,000 shares of Common Stock.

(5) Represents the par value ($0.02) for the issuance of 9,560,702 shares of Common Stock in January 1996.

(6) Represents the net increase in Additional Paid-in Capital of the issuance of 9,560,702 shares of Common Stock at $1.50 per share less their par value and offering costs.